UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


         Date of Report (date of earliest event reported): April 8, 2005



                          PEDIATRIX MEDICAL GROUP, INC.
                          -----------------------------
             (Exact Name of Registrant as Specified in Its Charter)


          Florida                        001-12111               65-0271219
-------------------------------      ----------------        -------------------
(State or Other Jurisdiction of      (Commission File          (IRS Employer
       Incorporation)                     Number)            Identification No.)


                              1301 Concord Terrace
                             Sunrise, Florida 33323
--------------------------------------------------------------------------------
                     (Address of principal executive office)

Registrant's telephone number, including area code (954) 384-0175
                                                   --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02         Results of Operations and Financial Condition.

On April 8, 2005, Pediatrix Medical Group, Inc. (the "Company") issued a press release (the "Press Release") announcing that its results of operations for the three months ended March 31, 2005 would include a pre-tax charge of $6 million resulting from a settlement offer made by the Company on April 7, 2005 in connection with its previously announced national Medicaid and TRICARE investigation. A copy of the Press Release is attached hereto as Exhibit 99.1. The information set forth in this Item 2.02 shall be considered to be filed with the Securities and Exchange Commission.




Item 7.01         Regulation FD Disclosure.


In the Press Release, the Company reaffirmed its expectation that its earnings per share for 2005 would be in the range of its previously issued guidance, less the after-tax impact of the charge announced in the Press Release and any future charge related to the national Medicaid and TRICARE investigation. The Company will not update or revise its 2005 earnings guidance for any future adjustment to its reserves relating to the investigation. The Company will report future adjustments, if any, in a press release covering its results of operations for the period to which the adjustment relates.


The information set forth in Item 7.01 of this Current Report, and the exhibit to this Current Report, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Section 11 or 12(a)(2) of the Securities Act of 1933, as amended. The information contained in Item 7.01 of this Current Report and in such exhibit shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.


Item 9.01(a) Financial Statements of businesses acquired:

         Not applicable.

Item 9.01(b) Pro Forma Financial Information:

         Not applicable.

Item 9.01(c) Exhibits:

       99.1  Press Release of Pediatrix Medical Group, Inc. dated April 8, 2005.



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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PEDIATRIX MEDICAL GROUP, INC.



Date:  April 8, 2005                        By: /s/ Karl B. Wagner
                                                -------------------
                                                Name:  Karl B. Wagner
                                                Title:  Chief Financial Officer

Exhibit Index
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    99.1     Press Release of Pediatrix Medical Group, Inc. dated April 8, 2005.